===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               -----------------

                                    FORM 8-K

                               -----------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  November 11, 2005

                         Keryx Biopharmaceuticals, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-30929               13-4087132
----------------------------        -----------          ------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)

                              750 Lexington Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                 (212) 531-5965
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]   Written communications pursuant to Rule 425 under the Securities
            Act.

      [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

      [ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

===============================================================================

Item 8.01.  Other Events

      On November 11, 2005, Keryx Biopharmaceuticals, Inc. issued a press release announcing the final results from its Phase 2 clinical study for KRX-101 (sulodexide gelcaps) for the treatment of diabetic nephropathy. A copy of such press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (d) Exhibits

      The following exhibit is filed as a part of this report:

        Exhibit
        Number          Description
        -------         -----------
         99.1           Press Release dated November 11, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Keryx Biopharmaceuticals, Inc.
                                           (Registrant)

Date:  November 14, 2005

                                           By:  /s/ Ron Bentsur
                                                -------------------------------
                                                Ron Bentsur
                                                Vice President, Finance and
                                                Investor Relations

                               INDEX TO EXHIBITS

        Exhibit
        Number         Description
        -------        -----------
         99.1          Press Release dated November 11, 2005.